LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED FEBRUARY 18, 2014

TO THE PROSPECTUS, DATED MAY 1, 2013, OF

LEGG MASON BW GLOBAL OPPORTUNITIES BOND FUND

The following text supplements the section of the fund’s Prospectus titled “Dividends, other distributions and taxes”:

Effective April 1, 2014, the fund generally pays dividends quarterly from its net investment income, if any, and potentially from short-term capital gains. The fund generally distributes long-term capital gain, if any, once in December and at such other times as are necessary. The fund may pay additional distributions and dividends in order to avoid a federal tax.

Please retain this supplement for future reference.

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